UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

Hortonworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 916-4121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 4, 2015, Hortonworks, Inc. issued a press release announcing financial results for its fiscal third quarter ended September 30, 2015. A copy of this press release is furnished as Exhibit 99.1 to this report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: November 4, 2015	By:	/s/ Scott Davidson
Scott Davidson Chief Financial Officer

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 4, 2015